Exhibit 10.40

THE CORPORATEPLAN

FOR RETIREMENTSM

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 02

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	12/05/2001

© 2001 FMR Corp.

All rights reserved.

ADOPTION AGREEMENT

ARTICLE 1

NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01	PLAN INFORMATION

(a)	Name of Plan:

This is the Digitas Employee Savings Plan (the “Plan”)

(b)	Type of Plan:

(1)	☑	401(k) Only

(2)	☐	401(k) and Profit Sharing

(3)	☐	Profit Sharing Only

(c)	Administrator Name (if not the Employer):

Address:

Telephone Number:

The Administrator is the agent for service of legal process for the Plan.

(d)	Plan Year End (month/day): 12/31

(e)	Three Digit Plan Number: 001

(f)	Limitation Year (check one):

(1)	☐	Calendar Year

(2)	☑	Plan Year

(3)	☐	Other:

(g)	Plan Status (check appropriate box(es)):

(1)	☐	New Plan Effective Date:

(2)	☑	Amendment Effective Date: 1/1/2005

This is (check one):

(A)	☑	an amendment and restatement of a Basic Plan Document No. 02 Adoption Agreement previously executed by the Employer; or

(B)	☐	a conversion to a Basic Plan Document No. 02 Adoption Agreement.

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	12/05/2001

© 2001 FMR Corp.

All rights reserved.

The original effective date of the Plan: 3/1/1987

(3)	☐	This is an amendment and restatement of the Plan and the Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

(4)	☐	Special Effective Dates—Certain provisions of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

(5)	☑	Plan Merger Effective Dates. Certain plan(s) were merged into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02	EMPLOYER

(a)	Employer Name:	Bronner Slosberg Humphrey Inc., Digitas LLC

	Address:	The Prudential Tower 800 Boylston St., 18th Floor
Boston, MA 02199

	Contact’s Name:	Ms. Erica Quigley

	Telephone Number:	(617) 867-1608

(1)	Employer’s Tax Identification Number:	01-0572286

(2)	Employer’s fiscal year end:	12/31

(3)	Date business commenced:	10/1/1980

(b)	The term “Employer” includes the following Related Employer(s) (as defined in Subsection 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

Employer:	Tax ID:	Designation:

Sansome, Inc.	04-3437340	Related (controlled group)
Modem Media, Inc., a Delaware Corporation	06-1464807	Related (controlled group)
Modem Media, Inc., a California Corporation	94-3183100	Related (controlled group)
Digitas Inc.	04-3494311	Related (controlled group)

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	12/05/2001

© 2001 FMR Corp.

All rights reserved.

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.01(a)	1/1/2005
1.01(g)(2)(5) & Addendum	1/1/2005
1.02(a)	10/15/2004
1.02(b)	1/1/2005

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this              day of                         ,                 .

Employer:	Bronner Slosberg Humphrey Inc., Digitas LLC	Employer:	Bronner Slosberg Humphrey Inc., Digitas LLC

By:		By:

Title:		Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	12/05/2001

© 2001 FMR Corp.

All rights reserved.

ADDENDUM

Re: SPECIAL EFFECTIVE DATES

for

Plan Name: Digitas LLC Employee Savings Plan

(a)	☐	Special Effective Dates for Other Provisions—The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

(b)	☑	Plan Merger Effective Dates—The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

(1)	Name of merged plan:	Modem Media, Inc. 401(k) Plan (CPR#47468)

	Effective date:	1/1/2005

Plan Number: 47523	Non-Std PS Plan
The CORPORATEplan for RetirementSM	12/05/2001

© 2001 FMR Corp.

All rights reserved.

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